Calculation of Filing Fee Tables
S-1
Parabolic Technologies, Inc.
Table 1: Newly Registered and Carry Forward Securities	☐Not Applicable
		Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to be Paid	1	Equity	Units, consisting of	457(a)	643,382	$ 2.72	$ 1,749,999.04	0.000087	$ 152.25
Fees to be Paid	2	Equity	Common Stock, par value $0.0001 per share ("Common Stock")	457(a)	643,382	$ 0.00	$ 0.00	0.000087	$ 0.00
Fees to be Paid	3	Equity	Pre-Funded Warrants to purchase shares of Common Stock	457(a)	643,382	$ 0.00	$ 0.00	0.000087	$ 0.00
Fees to be Paid	4	Equity	Common Stock issuable upon exercise of the Pre-Funded Warrants	457(a)	643,382	$ 0.00	$ 0.00	0.000087	$ 0.00
Fees to be Paid	5	Equity	Warrants to purchase shares of Common Stock	457(a)	1,646,764	$ 0.00	$ 0.00	0.000087	$ 0.00
Fees to be Paid	6	Equity	Common Stock issuable upon exercise of the Warrants	457(a)	1,646,764	$ 6.80	$ 11,197,995.20	0.000087	$ 974.23
Fees Previously Paid
Carry Forward Securities
Carry Forward Securities
			Total Offering Amounts:				$ 12,947,994.24		$ 1,126.48
			Total Fees Previously Paid:						$ 0.00
			Total Fee Offsets:						$ 0.00
			Net Fee Due:						$ 1,126.48
Offering Note
[1]	Represents only the additional number of Units being registered and includes 360,000 option warrants that the underwriters have the option to purchase. Does not include the securities that the Registrant previously registered on the Registration Statement on Form S-1 (File No. 333-299744), as amended. Estimated solely for the purpose of computing the registration fee in accordance with Rule 457(a) under the Securities Act of 1933, as amended (the "Securities Act"). The Registrant previously registered securities at an aggregate offering price not to exceed $70,500,000, which was declared effective by the Securities and Exchange Commission on November 3, 2026. In accordance with Rule 462(b) under the Securities Act, an additional amount of securities having a proposed maximum aggregate offering price of $12,947,994.24 is hereby registered, which includes the Warrants to purchase 360,000 shares of Common Stock purchased by the underwriters upon exercise of their over-allotment option and the shares of Common Stock issuable upon exercise of such Warrants. Pursuant to Rule 416(a) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement shall also cover any additional shares of Class A Common Stock of Parabolic Technologies, Inc. (the "Registrant") that become issuable with respect to the securities identified in the above table by reason of any stock dividend, stock split, recapitalization or other transaction effected without the Registrant's receipt of consideration that results in an increase in the number of outstanding shares of Registrant's Common Stock. (2) Estimated solely for the purpose of calculating the registration fee.

[2]	Represents only the additional number of Units being registered and includes 360,000 option warrants that the underwriters have the option to purchase. Does not include the securities that the Registrant previously registered on the Registration Statement on Form S-1 (File No. 333-299744), as amended. Estimated solely for the purpose of computing the registration fee in accordance with Rule 457(a) under the Securities Act of 1933, as amended (the "Securities Act"). The Registrant previously registered securities at an aggregate offering price not to exceed $70,500,000, which was declared effective by the Securities and Exchange Commission on November 3, 2026. In accordance with Rule 462(b) under the Securities Act, an additional amount of securities having a proposed maximum aggregate offering price of $12,947,994.24 is hereby registered, which includes the Warrants to purchase 360,000 shares of Common Stock purchased by the underwriters upon exercise of their over-allotment option and the shares of Common Stock issuable upon exercise of such Warrants. Pursuant to Rule 416(a) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement shall also cover any additional shares of Class A Common Stock of Parabolic Technologies, Inc. (the "Registrant") that become issuable with respect to the securities identified in the above table by reason of any stock dividend, stock split, recapitalization or other transaction effected without the Registrant's receipt of consideration that results in an increase in the number of outstanding shares of Registrant's Common Stock. (2) Estimated solely for the purpose of calculating the registration fee.

[3]	Represents only the additional number of Units being registered and includes 360,000 option warrants that the underwriters have the option to purchase. Does not include the securities that the Registrant previously registered on the Registration Statement on Form S-1 (File No. 333-299744), as amended. Estimated solely for the purpose of computing the registration fee in accordance with Rule 457(a) under the Securities Act of 1933, as amended (the "Securities Act"). The Registrant previously registered securities at an aggregate offering price not to exceed $70,500,000, which was declared effective by the Securities and Exchange Commission on November 3, 2026. In accordance with Rule 462(b) under the Securities Act, an additional amount of securities having a proposed maximum aggregate offering price of $12,947,994.24 is hereby registered, which includes the Warrants to purchase 360,000 shares of Common Stock purchased by the underwriters upon exercise of their over-allotment option and the shares of Common Stock issuable upon exercise of such Warrants. Pursuant to Rule 416(a) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement shall also cover any additional shares of Class A Common Stock of Parabolic Technologies, Inc. (the "Registrant") that become issuable with respect to the securities identified in the above table by reason of any stock dividend, stock split, recapitalization or other transaction effected without the Registrant's receipt of consideration that results in an increase in the number of outstanding shares of Registrant's Common Stock. (2) Estimated solely for the purpose of calculating the registration fee. (3) No separate registration fee required pursuant to Rule 457(g) under the Securities Act.

[4]	Represents only the additional number of Units being registered and includes 360,000 option warrants that the underwriters have the option to purchase. Does not include the securities that the Registrant previously registered on the Registration Statement on Form S-1 (File No. 333-299744), as amended. Estimated solely for the purpose of computing the registration fee in accordance with Rule 457(a) under the Securities Act of 1933, as amended (the "Securities Act"). The Registrant previously registered securities at an aggregate offering price not to exceed $70,500,000, which was declared effective by the Securities and Exchange Commission on November 3, 2026. In accordance with Rule 462(b) under the Securities Act, an additional amount of securities having a proposed maximum aggregate offering price of $12,947,994.24 is hereby registered, which includes the Warrants to purchase 360,000 shares of Common Stock purchased by the underwriters upon exercise of their over-allotment option and the shares of Common Stock issuable upon exercise of such Warrants. Pursuant to Rule 416(a) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement shall also cover any additional shares of Class A Common Stock of Parabolic Technologies, Inc. (the "Registrant") that become issuable with respect to the securities identified in the above table by reason of any stock dividend, stock split, recapitalization or other transaction effected without the Registrant's receipt of consideration that results in an increase in the number of outstanding shares of Registrant's Common Stock. (2) Estimated solely for the purpose of calculating the registration fee.

[5]	Represents only the additional number of Units being registered and includes 360,000 option warrants that the underwriters have the option to purchase. Does not include the securities that the Registrant previously registered on the Registration Statement on Form S-1 (File No. 333-299744), as amended. Estimated solely for the purpose of computing the registration fee in accordance with Rule 457(a) under the Securities Act of 1933, as amended (the "Securities Act"). The Registrant previously registered securities at an aggregate offering price not to exceed $70,500,000, which was declared effective by the Securities and Exchange Commission on November 3, 2026. In accordance with Rule 462(b) under the Securities Act, an additional amount of securities having a proposed maximum aggregate offering price of $12,947,994.24 is hereby registered, which includes the Warrants to purchase 360,000 shares of Common Stock purchased by the underwriters upon exercise of their over-allotment option and the shares of Common Stock issuable upon exercise of such Warrants. Pursuant to Rule 416(a) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement shall also cover any additional shares of Class A Common Stock of Parabolic Technologies, Inc. (the "Registrant") that become issuable with respect to the securities identified in the above table by reason of any stock dividend, stock split, recapitalization or other transaction effected without the Registrant's receipt of consideration that results in an increase in the number of outstanding shares of Registrant's Common Stock. (2) Estimated solely for the purpose of calculating the registration fee. (3) No separate registration fee required pursuant to Rule 457(g) under the Securities Act.

[6]	Represents only the additional number of Units being registered and includes 360,000 option warrants that the underwriters have the option to purchase. Does not include the securities that the Registrant previously registered on the Registration Statement on Form S-1 (File No. 333-299744), as amended. Estimated solely for the purpose of computing the registration fee in accordance with Rule 457(a) under the Securities Act of 1933, as amended (the "Securities Act"). The Registrant previously registered securities at an aggregate offering price not to exceed $70,500,000, which was declared effective by the Securities and Exchange Commission on November 3, 2026. In accordance with Rule 462(b) under the Securities Act, an additional amount of securities having a proposed maximum aggregate offering price of $12,947,994.24 is hereby registered, which includes the Warrants to purchase 360,000 shares of Common Stock purchased by the underwriters upon exercise of their over-allotment option and the shares of Common Stock issuable upon exercise of such Warrants. Pursuant to Rule 416(a) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement shall also cover any additional shares of Class A Common Stock of Parabolic Technologies, Inc. (the "Registrant") that become issuable with respect to the securities identified in the above table by reason of any stock dividend, stock split, recapitalization or other transaction effected without the Registrant's receipt of consideration that results in an increase in the number of outstanding shares of Registrant's Common Stock. (2) Estimated solely for the purpose of calculating the registration fee. (4) The exercise price of each Warrant is equal to 250% of the offering price per Unit.

Table 2: Fee Offset Claims and Sources	☑Not Applicable
	Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source
Rules 457(b) and 0-11(a)(2)
Fee Offset Claims
Fee Offset Sources
Rule 457(p)
Fee Offset Claims
Fee Offset Sources
Table 3: Combined Prospectuses	☑Not Applicable
Security Type	Security Class Title	Amount of Securities Previously Registered	Maximum Aggregate Offering Price of Securities Previously Registered	Form Type	File Number	Initial Effective Date